Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,284,195 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
A-1
2004-10

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$821,084,314
Aggregate Outstanding Principal Balance – Treasury Bill	$14,732,865
Percentage of Aggregate Outstanding Principal Balance –Treasury Bill	5.08%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$721,106,574
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.82%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$58,244875
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.09%
Number of Borrowers	25,498
Average Outstanding Principal Balance Per Borrower	$32,202
Number of Loans	46,592
Average Outstanding Principal Balance Per Loan – Treasury Bill	$40,400
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,296
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$44,530
Weighted Average Remaining Term to Scheduled Maturity	174 months
Weighted Average Annual Interest Rate	4.43%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

A-2
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	9,770	$126,299,264	15.4%
3.01% to 3.50%	13,470	203,130,644	24.7
3.51% to 4.00%	8,609	133,837,870	16.3
4.01% to 4.50%	8,409	137,431,372	16.7
4.51% to 5.00%	1,807	40,653,945	5.0
5.01% to 5.50%	781	19,310,176	2.4
5.51% to 6.00%	522	13,878,399	1.7
6.01% to 6.50%	493	17,117,252	2.1
6.51% to 7.00%	740	22,730,048	2.8
7.01% to 7.50%	326	12,002,515	1.5
7.51% to 8.00%	625	25,577,012	3.1
8.01% to 8.50%	660	45,909,754	5.6
Equal to or greater than 8.51%	380	23,206,064	2.8

Total	46,592	$821,084,314	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
A-3
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,573	$14,080,513	1.7%
$ 5,000.00-$ 9,999.99	3,888	28,461,019	3.5
$10,000.00-$14,999.99	2,821	35,108,857	4.3
$15,000.00-$19,999.99	2,215	38,581,201	4.7
$20,000.00-$24,999.99	1,730	38,726,653	4.7
$25,000.00-$29,999.99	1,444	39,636,175	4.8
$30,000.00-$34,999.99	1,068	34,687,639	4.2
$35,000.00-$39,999.99	907	33,979,566	4.1
$40,000.00-$44,999.99	766	32,510,151	4.0
$45,000.00-$49,999.99	670	31,738,003	3.9
$50,000.00-$54,999.99	507	26,633,831	3.2
$55,000.00-$59,999.99	436	25,089,991	3.1
$60,000.00-$64,999.99	371	23,185,623	2.8
$65,000.00-$69,999.99	310	20,874,487	2.5
$70,000.00-$74,999.99	261	18,913,163	2.3
$75,000.00-$79,999.99	231	17,850,543	2.2
$80,000.00-$84,999.99	205	16,867,996	2.1
$85,000.00-$89,999.99	193	16,877,198	2.1
$90,000.00-$94,999.99	185	17,130,006	2.1
$95,000.00-$99,999.99	148	14,441,744	1.8
$100,000.00 and above	1,569	295,709,953	36.0

Total	25,498	$821,084,314	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	43,899	$752,506,769	91.6%
31-60 days	921	21,559,680	2.6
61-90 days	618	15,743,126	1.9
91-120 days	247	6,322,611	0.8
121-150 days	232	6,024,192	0.7
151-180 days	197	6,026,506	0.7
181-210 days	116	3,778,957	0.5
Greater than 210 days	362	9,122,474	1.1

Total	46,592	$821,084,314	100.0%

A-4
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	148	$46,881	*
4 to 12	593	408,840	*
13 to 24	1,028	1,931,306	0.2%
25 to 36	6,109	11,948,999	1.5
37 to 48	2,872	10,418,756	1.3
49 to 60	2,264	10,920,370	1.3
61 to 72	1,834	11,660,957	1.4
73 to 84	1,607	12,190,654	1.5
85 to 96	4,314	34,467,094	4.2
97 to 108	2,213	24,049,053	2.9
109 to 120	2,086	28,703,102	3.5
121 to 132	3,355	63,458,234	7.7
133 to 144	2,856	63,670,630	7.8
145 to 156	5,105	109,261,057	13.3
157 to 168	2,310	66,130,230	8.1
169 to 180	1,695	53,246,802	6.5
181 to 192	1,469	52,915,976	6.4
193 to 204	949	37,778,150	4.6
205 to 216	882	37,571,123	4.6
217 to 228	716	33,114,621	4.0
229 to 240	505	22,876,454	2.8
241 to 252	340	17,556,452	2.1
253 to 264	194	10,922,959	1.3
265 to 276	192	11,090,318	1.4
277 to 288	166	10,301,409	1.3
289 to 300	201	16,516,482	2.0
301 to 312	340	39,685,585	4.8
313 to 324	53	4,903,656	0.6
325 to 336	38	3,872,421	0.5
337 to 348	28	2,249,790	0.3
349 to 360	100	12,849,462	1.6
361 and above	30	4,366,491	0.5

Total	46,592	$821,084,314	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
A-5
2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,094	$18,553,076	2.3%
Forbearance*	2,482	73,952,348	9.0
Repayment
First year in repayment	396	22,114,662	2.7
Second year in repayment	396	13,530,492	1.6
Third year in repayment	519	19,197,168	2.3
More than 3 years in repayment	41,705	673,736,569	82.1

Total	46,592	$821,084,314	100.0%
* Of the trust student loans in forbearance status, approximately 1 loan with an aggregate outstanding principal balance of $5,661, representing 0.001% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 138.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.9	-	185.9
Forbearance	-	5.7	210.1
Repayment	-	-	169.3

A-6
2004-10

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $18,553,076 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $14,355,954 or approximately 77.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	399	$7,537,879	0.9%
Alaska	51	667,132	0.1
Arizona	959	19,330,476	2.4
Arkansas	278	5,162,132	0.6
California	4,984	97,794,389	11.9
Colorado	749	11,573,618	1.4
Connecticut	676	8,951,178	1.1
Delaware	151	3,849,806	0.5
District of Columbia	171	3,162,825	0.4
Florida	3,573	67,370,035	8.2
Georgia	1,404	32,342,875	3.9
Hawaii	204	3,320,969	0.4
Idaho	176	4,101,015	0.5
Illinois	1,820	31,136,440	3.8
Indiana	1,280	17,897,305	2.2
Iowa	190	3,219,846	0.4
Kansas	822	10,138,135	1.2
Kentucky	375	5,769,217	0.7
Louisiana	1,445	24,648,904	3.0
Maine	134	1,808,100	0.2
Maryland	1,134	22,469,907	2.7
Massachusetts	1,378	19,261,058	2.3
Michigan	913	17,459,697	2.1
Minnesota	495	9,509,490	1.2
Mississippi	386	7,594,064	0.9
Missouri	946	15,109,855	1.8
Montana	105	1,680,298	0.2
Nebraska	81	1,294,974	0.2
Nevada	309	4,528,304	0.6
New Hampshire	221	2,906,191	0.4
New Jersey	1,274	22,003,542	2.7
New Mexico	139	1,863,164	0.2
New York	3,158	53,560,639	6.5
North Carolina	1,024	19,120,934	2.3
North Dakota	33	601,126	0.1

A-7
2004-10

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Ohio	2,383	43,626,826	5.3
Oklahoma	872	13,759,100	1.7
Oregon	709	11,224,841	1.4
Pennsylvania	1,679	27,605,402	3.4
Rhode Island	113	1,704,519	0.2
South Carolina	518	12,041,594	1.5
South Dakota	55	707,805	0.1
Tennessee	941	19,412,731	2.4
Texas	3,965	66,927,150	8.2
Utah	161	3,390,556	0.4
Vermont	78	1,201,089	0.1
Virginia	1,267	21,237,959	2.6
Washington	1,288	19,404,770	2.4
West Virginia	213	2,648,800	0.3
Wisconsin	421	6,794,028	0.8
Wyoming	54	854,121	0.1
Other	438	9,797,504	1.2

Total	46,592	$821,084,314	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
A-8
2004-10

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	24,889	$355,009,319	43.2%
Other Repayment Options(1)	17,037	298,410,605	36.3
Income-driven Repayment(2)	4,666	167,664,390	20.4

Total	46,592	$821,084,314	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 214 loans with an aggregate outstanding principal balance of $8,901,755 currently in an interest-only period.  These interest-only loans represent approximately 1.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	22,398	$310,651,026	37.8%
Unsubsidized	24,194	510,433,288	62.2

Total	46,592	$821,084,314	100.0%

A-9
2004-10

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	115	$5,999,485	0.7%
October 1, 1993 through June 30, 2006	46,477	815,084,829	99.3
July 1, 2006 and later	0	0	0.0

Total	46,592	$821,084,314	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,861	$24,176,805	2.9%
College Assist	12	407,780	*
Educational Credit Management Corporation	3,269	47,324,772	5.8
Florida Off Of Student Fin’l Assistance	1,295	14,785,319	1.8
Great Lakes Higher Education Corporation	22,733	480,041,615	58.5
Kentucky Higher Educ. Asst. Auth.	1,100	14,380,117	1.8
Louisiana Office Of Student Financial Asst	737	9,633,031	1.2
Michigan Guaranty Agency	484	6,455,940	0.8
New York State Higher Ed Services Corp	5,676	89,820,862	10.9
Oklahoma Guaranteed Stud Loan Prog	781	10,977,947	1.3
Pennsylvania Higher Education Assistance Agency	4,087	52,548,061	6.4
Texas Guaranteed Student Loan Corp	4,557	70,532,064	8.6
Total	46,592	$821,084,314	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

A-10
2004-10